FOR IMMEDIATE RELEASE

DEMAND MEDIA ACQUIRES SOCIETY6

Fast Growing E-Commerce Marketplace Connecting Artists with Consumers
Expands Demand Media’s Content & Media Platform

Company Updates Second Quarter 2013 Outlook

SANTA MONICA, Calif.  June 24, 2013 – Demand Media® (NYSE: DMD) today announced that it has acquired Society6, a leading digital marketplace powered by artists. The e-commerce marketplace enables artists to seamlessly upload and merchandise unique artwork and sell a variety of products, such as phone cases, art prints, home décor, and other merchandise. Society6 further expands Demand Media’s content & media platform through Society6's fast growing e-commerce marketplace that includes more than 100 million product SKUs and a community of over 300,000 members.

Total consideration is approximately $94 million, consisting of $75 million in cash and approximately $19 million in common stock at close.

“Society6 augments and diversifies our content & media platform by adding an innovative e-commerce marketplace with multiple traffic sources and a large community of talented artists. This acquisition will significantly accelerate the scale of our e-commerce business as we continue to expand into new revenue models,” said Richard Rosenblatt, Chairman and CEO, Demand Media.

Rosenblatt added, “We intend to expand Society6 by offering their unique marketplace to our existing media audience of over 100 million unique global visitors per month. In addition, we plan to leverage our expertise in managing content creation platforms, our experience in building creator communities, and our significant engineering and product resources to further drive Society6’s scale and growth.”

“Our team is excited to join Demand Media because they understand the importance of content creators and will help expand our community of artists and our audience,” said Justin Cooper, co-Founder, Society6.  “We are looking forward to benefitting from Demand Media’s expertise to accelerate the success of our marketplace.”

About Society6
Founded in 2009 in Los Angeles, CA, Society6 is a rapidly growing online marketplace powered by hundreds of thousands of artists from around the world. Society6’s commerce platform enables artists to easily upload and immediately offer their art for sale as art prints, iPhone cases, home décor, t-shirts and a variety of other high quality products - without giving up the rights to their work. Society6 produces these products on-demand, using only the highest quality materials, and processes and then delivers them to consumers worldwide on behalf of the artist.

Further Transaction Detail
For the twelve months ended December 31, 2012, Society6 reported approximately $15 million and $4 million in revenue and operating income, respectively. A slide presentation with an overview of Society6’s business and additional details regarding this transaction can be viewed on Demand Media’s investor relations website at ir.demandmedia.com.

Updated Demand Media Business Outlook
Demand Media is updating its previous outlook for the second quarter of 2013, issued May 7, 2013 as follows:

Demand Media expects revenue to be in the range of $100.0 million to $101.0 million, and revenue ex-TAC to be in the range of $95.5 million to $96.5 million, due to a reduction in search engine referral traffic to its Owned & Operated sites in May and June 2013. The Company expects Adjusted EBITDA to be in the range of $26.0 million to $27.0 million. The Company is reaffirming its expectation for Adjusted Earnings Per Share in the range of $0.08 to $0.09. The Company expects the weighted average diluted share count to be 88.0 million to 89.0 million.

The Company is not updating or reaffirming its full year 2013 outlook at this time and plans to discuss its full year outlook, including the impact of the Society6 acquisition and the recent reduction in search engine referral traffic to its Owned & Operated sites, when it reports second quarter 2013 results.

About Non-GAAP Financial Measures
To supplement our consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”), we use certain non-GAAP financial measures described below. The presentation of this additional financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. For more information on these non-GAAP financial measures, please see the tables captioned “Reconciliation of Non-GAAP Measures to Unaudited Consolidated Statements of Operations” included at the end of this release.
The non-GAAP financial measures presented in this release are the primary measures used by the Company's management and board of directors to understand and evaluate its financial performance and operating trends, including period to period comparisons, to prepare and approve its annual budget and to develop short and long term operational plans. Additionally, Adjusted EBITDA is the primary measure used by the compensation committee of the Company's board of directors to establish the funding targets for and fund its annual bonus pool for the Company's employees and executives. We believe our presented non-GAAP financial measures are useful to investors both because (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making and (2) management frequently uses them in its discussions with investors, commercial bankers, securities analysts and other users of its financial statements.

Revenue ex-TAC is defined by the Company as GAAP revenue less traffic acquisition costs (TAC). TAC comprises the portion of Content & Media GAAP revenue shared with the Company's network customers. Management believes that Revenue ex-TAC is a meaningful measure of operating performance because it is frequently used for internal managerial purposes and helps facilitate a more complete period-to-period understanding of factors and trends affecting the Company's underlying revenue performance of its Content & Media service offering.

Adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA) is defined by the Company as net income (loss) before income tax expense, other income (expense), interest expense (income), depreciation, amortization, stock-based compensation, as well as the financial impact of acquisition and realignment costs, the formation expenses directly related to its gTLD initiative, and any gains or losses on certain asset sales or dispositions. Acquisition and realignment costs include such items, when applicable, as (1) non-cash GAAP purchase accounting adjustments for certain deferred revenue and costs, (2) legal, accounting and other professional fees directly attributable to acquisition activity, (3) employee severance payments attributable to acquisition or corporate realignment activities, and (4) expenditures related to the separation of Demand Media into two distinct publicly traded companies. Management does not consider these expenses to be indicative of the Company's ongoing operating results or future outlook.

Management believes that these non-GAAP financial measures reflect the Company's business in a manner that allows for meaningful period-to-period comparisons and analysis of trends. In particular, the exclusion of certain expenses in calculating Adjusted EBITDA can provide a useful measure for period to period comparisons of the Company's underlying recurring revenue and operating costs, which is focused more closely on the current costs necessary to utilize previously acquired long-lived assets. In addition, management believes that it can be useful to exclude certain non-cash charges because the amount of such expenses is the result of long-term investment decisions in previous periods rather than day-to-day operating decisions. For example, due to the long-lived nature of a majority of its media content, the revenue generated by the Company's media content assets in a given period bears little relationship to the amount of its investment in media content in that same period. Accordingly, management believes that content acquisition costs represent a discretionary long-term capital investment decision undertaken at a point in time. This investment decision is clearly distinguishable from other ongoing business activities, and its discretionary nature and long-term impact differentiate it from specific period transactions, decisions regarding day-to-day operations, and activities that would have an immediate impact on operating or financial performance if materially changed, deferred or terminated.

Adjusted Earnings Per Share is defined by the Company as Adjusted Net Income divided by the weighted average number of shares outstanding. Adjusted Net Income is defined by the Company as net income (loss) before the effect of stock-based compensation, amortization of intangible assets acquired via business combinations, accelerated amortization of intangible assets removed from service, acquisition and realignment costs, the formation expenses directly related to its gTLD initiative, and any gains or losses on certain asset sales or dispositions, and is calculated using the application of a normalized effective tax rate. Acquisition and realignment costs include such items, when applicable, as (1) non-cash GAAP purchase accounting adjustments for certain deferred revenue and costs, (2) legal, accounting and other professional fees directly attributable to acquisition activity, (3) employee severance payments attributable to acquisition or corporate realignment activities, and (4) expenditures related to the separation of Demand Media into two distinct publicly traded companies. Management does not consider these expenses to be indicative of the Company's ongoing operating results or future outlook.

Management believes that Adjusted Net Income and Adjusted Earnings Per Share provide investors with additional useful information to measure the Company's underlying financial performance, particularly from period to period, because these measures are exclusive of certain non-cash expenses not directly related to the operation of its ongoing business (such as amortization of intangible assets acquired via business combinations, as well as certain other non-cash expenses such as purchase accounting adjustments and stock-based compensation) and include a normalized effective tax rate based on the Company's statutory tax rate.

The use of these non-GAAP financial measures has certain limitations because they do not reflect all items of income and expense, or cash flows that affect the Company's operations. An additional limitation of these non-GAAP financial measures is that they do not have standardized meanings, and therefore other companies may use the same or similarly named measures but exclude different items or use different computations. Management compensates for these limitations by reconciling these non-GAAP financial measures to their most comparable GAAP financial measures within its financial press releases. Non-GAAP financial measures should be considered in addition to, not as a substitute for, financial measures prepared in accordance with GAAP. Further, these non-GAAP financial measures may differ from the non-GAAP financial information used by other companies, including peer companies, and therefore comparability may be limited. We encourage investors and others to review our financial information in its entirety and not rely on a single financial measure. The accompanying tables have more details on the GAAP financial measures and the related reconciliations.

About Society6

Founded in 2009 in Los Angeles, CA, Society6 is a rapidly growing online marketplace powered by hundreds of thousands of artists from around the world. Society6’s commerce platform enables artists to easily upload and immediately offer their art for sale as art prints, iPhone cases, home décor, t-shirts and a variety of other high quality products - without giving up the rights to their work. Society6 produces these products on-demand, using only the highest quality materials, and processes and then delivers them to consumers worldwide on behalf of the artist.

About Demand Media

Demand Media, Inc. (NYSE: DMD) is a leading digital media and domain services company that informs and entertains one of the internet’s largest audiences, helps advertisers find innovative ways to engage with their customers and enables publishers, individuals and businesses to expand their online presence. Headquartered in Santa Monica, CA, Demand Media has offices in North America, South America and Europe. For more information about Demand Media, please visit www.demandmedia.com

Cautionary Information Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements involve risks and uncertainties regarding the Company's future financial performance, and are based on current expectations, estimates and projections about our industry, financial condition, operating performance and results of operations, including certain assumptions related thereto. Statements containing words such as guidance, may, believe, anticipate, expect, intend, plan, project, projections, business outlook, and estimate or similar expressions constitute forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered an indication of future performance. Potential risks and uncertainties include, among others: our ability to complete a separation of our business into two separate public companies as previously announced and unanticipated developments that may delay or negatively impact such a transaction; the possibility that we may decide not to proceed with the separation of our business as previously announced if we determine that alternative opportunities are more favorable to our stockholders; the possibility that we decide to separate our business in a manner different from that previously disclosed; the impact and possible disruption to our operations from pursuing the previously announced separation transaction; our ability to retain key personnel; the high costs we will likely incur in connection with such a separation transaction, which we would not be able to recoup if such a transaction is not consummated; the expectation that the previously announced separation transaction will be tax-free; revenue and growth expectations for the two independent companies following the separation of our business; the ability of each business to operate as an independent entity upon completion of such a transaction; changes in the methodologies of internet search engines, including ongoing algorithmic changes made by Google as well as possible future changes, and the impact such changes may have on page view growth and driving search related traffic to our owned and operated websites and the websites of our network customers; changes in our content creation and distribution platform, including the possible repurposing of content to alternate distribution channels, reduced investments in intangible assets or the sale or removal of content; our ability to effectively integrate, manage, operate and grow a crowd-sourced e-commerce website such as Society6; our ability to manage risks associated with the sale of goods over the internet; our ability to successfully launch, produce and monetize new content formats; the inherent challenges of estimating the overall impact on page views and search driven traffic to our owned and operated websites based on the data available to us as internet search engines continue to make adjustments to their search algorithms; our ability to compete with new or existing competitors; our ability to maintain or increase our advertising revenue; our ability to continue to drive and grow traffic to our owned and operated websites and the websites of our network customers; our ability to effectively monetize our portfolio of content; our dependence on material agreements with a specific business partner for a significant portion of our revenue; future internal rates of return on content investment and our decision to invest in different types of content in the future, including premium video and other formats of text content; our ability to attract and retain freelance creative professionals; changes in our level of investment in media content intangibles; the effects of changes or shifts in internet marketing expenditures, including from text to video content as well as from desktop to mobile content; the effects of shifting consumption of media content from desktop to mobile; the effects of seasonality on traffic to our owned and operated websites and the websites of our network customers; the impact of seasonality on our e-commerce business; intense competition, which could lead to pricing pressure among other effects; our ability to expand our customer base and meet production requirements; our ability to develop additional adjacent lines of business to complement our growth strategies; our ability to continue to add partners to our registrar platform on competitive terms; our ability to successfully pursue and implement our gTLD initiative; changes in stock-based compensation; changes in amortization or depreciation expense due to a variety of factors; potential write downs, reserves against or impairment of assets including receivables, goodwill, intangibles (including media content) or other assets; changes in tax laws, our business or other factors that would impact anticipated tax benefits or expenses; our ability to successfully identify, consummate and integrate acquisitions; our ability to retain key customers and key personnel; risks associated with litigation; the impact of governmental regulation; and the effects of discontinuing or discontinued business operations. From time to time, we may consider acquisitions or divestitures that, if consummated, could be material. Any forward-looking statements regarding financial metrics are based upon the assumption that no such acquisition or divestiture is consummated during the relevant periods. If an acquisition or divestiture were consummated, actual results could differ materially from any forward-looking statements. More information about potential risk factors that could affect our operating and financial results are contained in our annual report on Form 10-K for the fiscal year ending December 31, 2012 filed with the Securities and Exchange Commission (http://www.sec.gov) on March 5, 2013, and as such risk factors may be updated in our quarterly reports on Form 10-Q filed with the Securities and Exchange Commission, including, without limitation, information under the captions Risk Factors and Management's Discussion and Analysis of Financial Condition and Results of Operations.

Furthermore, as discussed above, the Company does not intend to revise or update the information set forth in this press release, except as required by law, and may not provide this type of information in the future.

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Contacts
Media Contact:
Jean Lin
Demand Media
(310) 319-6854
Jean.Lin@demandmedia.com
Investor Contact:
Julie MacMedan
Demand Media
(310) 917-6485
Julie.MacMedan@demandmedia.com